UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                    --------

                                  CURENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 2, 2004.


                       MAGNUS INTERNATIONAL RESOURCES INC.
                       -----------------------------------
             (Exact name of registrant as specified in its chapter)


           Nevada                      333-74992                 98-0351859
           ------                      ---------                 ----------
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation                File Number)           Identification No.)

1285 W. Pender St., Suite 110, Vancouver, British Columbia, Canada     V6E 4B1
------------------------------------------------------------------     -------
             (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code   (604) 694-1432
                                                     --------------


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
------------------------------------------------------

On December 2, 2004, Magnus International Resources Inc.'s joint venture company, Long Teng Mining Ltd. ("Long Teng"), entered an agreement with Kangding Kangma Mining Ltd. Co. ("Kangding"), of Sichuan Province, China, to purchase a mining license for approximately 3 square kilometers in Sichuan Province known as the Xintaizi mining area (the "Property"). Long Teng is a joint venture company formed under a under a joint venture agreement signed July 6, 2004 between Magnus International Resources, Inc. ("Magnus") and the Yunnan Province Nuclear Industry Brigade 209 ("Team 209") of China.

Under the agreement to purchase the mining license, Long Teng is to pay 2,100,000 RMB (approximately $253,725 US dollars on December 8, 2004) to Kangding for the mining license after executing the agreement. One hundred thousand (100,000) RMB was due on the day of executing the agreement, 950,000 RMB is due 15 days from the execution of the agreement, and 1,050,000 RMB is due on the day the transfer of the mining license is successfully registered and effected under Chinese law.

The Property is located at Kongyo Villiage, Kangding County, in Sichuan Province, China. Geologically, the Property is located at the inter-contact belt between the Cuanxi altiplano and Sichuan basins. It is at the Western limb of the Yangzizhunditai and the Northern end of the Kangdiandi axis. The elevation is 1900 to 3200 meters, and the mine is a five hour drive from Chengdu City.

The mining license covers a 3.0877 square kilometer mining area, with a production capacity of 10,000 tons per year. The effective period of the license is December 1, 2003 to December 1, 2006, however, this mining license may be renewed.


ITEM 8.01.  OTHER EVENTS
------------------------

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.1.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS
---------------------------------------------

Exhibit No.      Description
-----------      -----------
Exhibit 10.1     Contract on Transferring Mining License, dated December 2, 2004
Exhibit 99.1     Press Release dated December 10, 2004.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 10, 2004

                                            MAGNUS INTERNATIONAL RESOURCES INC.


                                            By:      /s/ Graham Taylor
                                               ---------------------------------
                                            Name:    Graham Taylor
                                            Title:   President

                                  EXHIBIT INDEX
                                  -------------


                                                              Sequential Page
Number     Exhibit                                            Number
------     -------                                            ---------------
 10.1      Contract on Transferring Mining License, dated            5
             December 2, 2004
 99.1      Press Release dated December 10, 2004                    10